Taxes	12 Months Ended
Dec. 31, 2012
Taxes

Note 12

Taxes

The components of income before provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2012	2011	2010
Domestic	$9,316	$9,724	$11,921
Foreign	581	759	763

Total	$9,897	$10,483	$12,684

The components of the provision (benefit) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2012	2011	2010
Current
Federal	$223	$193	$(705)
Foreign	(45)	25	(19)
State and Local	114	290	(42)

Total	292	508	(766)

Deferred
Federal	(553)	276	2,945
Foreign	10	(38)	(24)
State and Local	(403)	(455)	316

Total	(946)	(217)	3,237
Investment tax credits	(6)	(6)	(4)

Total income tax provision (benefit)	$(660)	$285	$2,467

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	(1.9)	(1.0)	1.4
Affordable housing credit	(1.9)	(1.8)	(1.3)
Employee benefits including ESOP dividend	(1.1)	(1.4)	(1.2)
Medicare Part D subsidy charge	–	–	6.9
Equity in earnings from unconsolidated businesses	(1.4)	(1.9)	(1.6)
Noncontrolling interest	(33.7)	(23.0)	(19.5)
Other, net	(1.7)	(3.2)	(0.3)

Effective income tax rate	(6.7)%	2.7%	19.4%

The effective income tax rate for 2012 was (6.7)% compared to 2.7% for 2011. The negative effective income tax rate for 2012 and the decrease in the provision for income taxes during 2012 compared to 2011 was primarily due to lower income before income taxes as a result of higher severance, pension, and benefit charges as well as early debt redemption costs recorded in the current year.

The effective income tax rate in 2011 decreased to 2.7% from 19.4% in 2010. This decrease was primarily driven by lower income before provision for income taxes as a result of higher pension and benefit charges recorded in 2011 as well as tax benefits from state valuation allowance reversals in 2011. The decrease was also due to a one-time, non-cash income tax charge of $1.0 billion recorded during the three months ended March 31, 2010 as a result of the enactment of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, both of which became law in March 2010 (collectively the Health Care Act). Under the Health Care Act, beginning in 2013, Verizon and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage will no longer receive a federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree prescription drug plan liabilities and related subsidies are already reflected in Verizon’s financial statements, this change in law required Verizon to reduce the value of the related tax benefits recognized in its financial statements in the period during which the Health Care Act was enacted.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2012	2011	2010
Income taxes, net of amounts refunded	$351	$762	$430
Employment taxes	1,308	1,328	1,372
Property and other taxes	1,727	1,883	1,963

Total	$3,386	$3,973	$3,765

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2012	2011
Employee benefits	$13,644	$13,119
Tax loss and credit carry forwards	4,819	5,170
Uncollectible accounts receivable	206	224
Other - assets	1,050	952

	19,719	19,465
Valuation allowances	(2,041)	(2,376)

Deferred tax assets	17,678	17,089

Former MCI intercompany accounts receivable basis difference	1,275	1,435
Depreciation	13,953	13,743
Leasing activity	1,208	1,569
Wireless joint venture including wireless licenses	22,171	21,778
Other - liabilities	1,320	1,233

Deferred tax liabilities	39,927	39,758

Net deferred tax liability	$22,249	$22,669

At December 31, 2012, undistributed earnings of our foreign subsidiaries indefinitely invested outside of the United States amounted to approximately $1.8 billion. The majority of Verizon’s cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements, nor do we intend to repatriate these undistributed foreign earnings to fund U.S. operations. Furthermore, a portion of these undistributed earnings represents amounts that legally must be kept in reserve in accordance with certain foreign jurisdictional requirements and are unavailable for distribution or repatriation. As a result, we have not provided U.S. deferred taxes on these undistributed earnings because we intend that they will remain indefinitely reinvested outside of the United States and therefore unavailable for use in funding U.S. operations. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practicable.

At December 31, 2012, we had net after tax loss and credit carry forwards for income tax purposes of approximately $4.6 billion. Of these net after tax loss and credit carry forwards, approximately $4.0 billion will expire between 2013 and 2032 and approximately $0.6 billion may be carried forward indefinitely. The amount of net after tax loss and credit carry forwards reflected as a deferred tax asset above has been reduced by approximately $0.1 billion at December 31, 2012 and 2011, respectively, due to federal and state tax law limitations on utilization of net operating losses.

During 2012, the valuation allowance decreased approximately $0.3 billion. The balance of the valuation allowance at December 31, 2012 and the 2012 activity is primarily related to state and foreign tax losses and credit carry forwards.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

		(dollars in millions)
	2012	2011	2010
Balance at January 1,	$3,078	$3,242	$3,400
Additions based on tax positions related to the current year	131	111	231
Additions for tax positions of prior years	92	456	476
Reductions for tax positions of prior years	(415)	(644)	(569)
Settlements	100	(56)	(256)
Lapses of statutes of limitations	(43)	(31)	(40)

Balance at December 31,	$2,943	$3,078	$3,242

Included in the total unrecognized tax benefits at December 31, 2012, 2011 and 2010 is $2.1 billion, $2.2 billion and $2.1 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2012	$82
2011	60
2010	29

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2012	$386
2011	470

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the Internal Revenue Service (IRS) and multiple state and foreign jurisdictions for various open tax years. The IRS commenced its examination of the Company’s U.S. income tax returns for tax years 2007-2009 in the third quarter of 2012. Significant tax examinations are ongoing in Italy and New York City for tax years as early as 2000. The amount of unrecognized tax benefits will change in the next twelve months due to the resolution of various income tax matters, including the resolution of tax litigation in Canada in the first quarter of 2013. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved. The impacts of the favorable resolution of the Canada litigation will be accounted for in the first quarter of 2013.